JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
 (All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated December 22, 2006
to the Prospectuses dated July 1, 2006

Portfolio Managers Changes. Effective immediately, the following changes are made to the Management of the Funds — The Fund Managers section for JPMorgan Core Plus Bond Fund:

JPMorgan Core Plus Bond Fund. The portfolio management team for the JPMorgan Core Plus Bond Fund is comprised of Gary J. Madich, Duane Huff, James Sexton, William J. Morgan, Mark Jackson, Frederick A. Sabetta and Richard Figuly. JPMorgan High Yield Partners LLC (“JPMHYP”) (formerly Banc One High Yield Partners) is a sub-adviser to the JPMorgan Core Plus Bond Fund through December 31, 2006. Mr. Madich, CFA, has become the lead portfolio manager of the Fund. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMorgan Investment Advisors Inc. (“JPMIA”) since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Huff has been part of the team responsible for management of the Fund since November 2004. Mr. Huff is also a national portfolio manager for the International Bonds Team responsible for the management of non-dollar denominated fixed income portfolios. Prior to his current position, Mr. Huff was the manager of JPMIA’s Liquidity Management Team. Mr. Huff has been employed by JPMIA and/or predecessor firms since 1996, having first served as a first vice president in the taxable fixed income group at First Chicago NBD. Mr. Sexton is a member of the Global Fixed Income Division. An employee of JPMIA and/or predecessor firms since 1980 and a member of the Fund portfolio management team since December 2006, Mr. Sexton is a member of the Fixed Income Management Committee, the Global Cash Investment Policy Committee, the Fixed Income Policy Committee, the Asset Allocation Committee, and works with the global director of fixed income on other governance, strategy and business management initiatives. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been part of the team responsible for management of the Fund since 1999. Mr. Morgan has been an employee of JPMIA since March 2005. Mr. Morgan also has served as a portfolio manager for JPMHYP since 1998. Mr. Morgan has also worked in the high yield investment industry since 1982. He is a member of the High Yield Management Review Committee and is also responsible for managing the High Yield Team’s credit analysts. Mr. Jackson, CFA, is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996. Mr. Jackson has been employed by JPMIA and/or predecessor firms since 1996, having first served as a first vice president in the taxable fixed income group at First Chicago NBD and as an associate manager of the Pegasus Multi-Sector Bond Fund. Mr. Sabetta, CPA and CFA, has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMHYP since 2003 and JPMIA since March 2005. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003 and vice president, portfolio manager and head of private placements for Aegon USA Investment Management Inc. from March 1993 to March 1997. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Since his employment with JPMIA and/or predecessor firms in 1994, Mr. Figuly began as a fiduciary tax accountant and then transitioned to fixed income trading.

As indicated in the supplement dated November 17, 2006, JPMHYP will no longer serve as the sub-adviser to the Fund effective December 31, 2006; however, the portfolio management staff of JPMHYP will continue in their portfolio management roles for the Fund as portfolio managers of JPMIA.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INC-1206